Joint Venture Agreement
                                 Barefoot Resort


         This Joint Venture Agreement (the "Agreement"), dated effective June 27, 2002 by and between Silver Carolina Development Company, LLC ("Company"), and Creative Holdings, Inc. organized in the state of South Carolina, with its principal place of business at 4702 Oleander Drive, Suite 200, Myrtle Beach, S.C. ("Co-Venturer").

BACKGROUND.

A. Company is in the developer of a Two thousand three hundred-acre retail, golf, housing and commercial project, Barefoot Resort, in Myrtle Beach, S.C. (the "Development"). Portions of the Development have been sold to various entities, and several parcels remain. The remaining parcels, as more particularly described in Exhibit "A" attached hereto (the "Development Parcels"). Company desires to co-develop the Development Parcels with Co-Venturer.

B. Co-Venturer has experience in the development of real estate projects and can locate the financial means necessary to satisfy the existing mortgage debt of Wachovia Bank, the lender in the project.

C. Each of Company and Co-Venturer desires to enter into a joint venture for the above stated purpose.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties, intending to be legally bound, agree as follows:

1. FORMATION. Company and Co-Venturer form a joint venture (the "Joint Venture") for the term and purposes and in accordance with the provisions of this Agreement.

2. PURPOSE. Company and Co-Venturer wish to create the Joint Venture solely to develop, construct, lease, sell property, manage the project, the respective ownership interest of each of the joint venture partners would be fifty one percent (51%) to Company and forty-nine percent (49%) to Co-Venturer.

3. POWERS. The Joint Venture shall have all powers reasonably necessary or incidental to carrying out its purpose.

4.  OFFICE. The principal office of the Joint Venture will be at
____________________________________________________.

5. INTELLECTUAL PROPERTY. Each of Company and Co-Venturer agree that it does not acquire any title, ownership, or other intellectual property right or license under this Agreement.

6. REQUIREMENTS TO CONDUCT BUSINESS. Company and Co-Venturer will execute and file all certificates, and take all other action, that may be required to conduct business in the City of North Myrtle Beach, S.C.

7. TERM. The term of this Agreement will commence as of the date hereof and will end on the earlier of ten (10) years or:

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(a) Mutual agreement of Company and Co-Venturer; or

(b) Adjudication of either Company or Co-Venturer as bankrupt, its filing of a voluntary petition in bankruptcy, the filing of any petition against it under any federal or state bankruptcy law, or its filing of a petition or answer seeking the appointment of a receiver of its assets or an arrangement with creditors under any such laws; or

(c) Breach by either Company or Co-Venturer or of any material covenant under this Agreement (subject to the provisions of Paragraph 8, below).

8. NOTICES AND CURE OF A MATERIAL BREACH. If there is a material breach of this Agreement, the party intending to terminate must give the defaulting party sixty
(60) days' written notice thereof, detailing the particular action or condition that is claimed to constitute a material breach. The defaulting party may cure the breach during this period or take steps to cure, and if cured, or if the steps taken to cure the breach will do so within a reasonable period if diligently prosecuted, then this Agreement will not terminate.

9. REPRESENTATIONS. Each of Company and Co-Venturer represent to the other as follows:

a. Each is an entity duly organized, validly existing, and in good standing under the laws of its State of Organization, as set forth above with all requisite power, authority, and legal right to own its property and conduct its business as now conducted and as contemplated under this Agreement.

b. Each is duly qualified to do business in each jurisdiction in which the nature of its properties or its business requires such qualification and in which the failure to so qualify would materially adversely affect its business or financial condition.

c. The execution, delivery, and performance by each of this Agreement and the performance by each of its obligations there under (i) are within their respective power and authority; (ii) have been duly authorized by all necessary action on the part of their respective governing bodies; (iii) will not contravene any provision of law or regulation, or any writ or decree of any court or governmental instrumentality or their respective corporate charters, by-laws and operating agreements, if any, or other agreement of either, instrument, or undertaking binding upon either or any of its respective assets; and (iv) will not contravene any agreements with any lenders or investors of either.

d. This Agreement has been duly executed and delivered by each party and constitutes the valid, legal, and binding obligation of each party, enforceable in accordance with its terms.

e. No approval or consent of, or filing with, any governmental authority is required to be obtained or effected by either party in connection with its execution, delivery, and performance of this Agreement.

f. There is no pending or, to my knowledge, threatened action, suit or proceeding or investigation before any court, board of arbitration or arbitrator, governmental body, agency, instrumentality, or official against or affecting either party, the outcome of which, if adversely determined, would have a material adverse effect on its business or assets or could adversely

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impair the ability of either party to fully perform its obligations under this
Agreement, other than the items disclosed hereto as Exhibit "B".

g. Neither party is a party to any agreement or instrument or subject to any restriction having a materially adverse effect on its business, operations, property, assets, or condition, financial or other, or its ability to perform its obligations under this Agreement or any agreement or instrument there under and is not in default in the performance, observance, or fulfillment of the material obligation, covenants, or agreements contained in any agreement or instrument or by which any of its property or assets is bound, other than the items described hereto as Exhibit "C".

h. Neither party is in default under any applicable order, writ, injunction, or decree of any court, governmental department board, or agency, or instrumentality of any arbitrator.

i. Each party has obtained or shall obtain in respect of this Agreement and the transactions contemplated hereby, on or prior to the date hereof, all governmental permissions, rights, licenses, and permits, if any, to carry out the transactions contemplated thereby. Neither party has received notice of any violation of any applicable law, regulation, order, or requirement which would have a materially adverse effect on its business or on the transactions contemplated by this Agreement, and which has not been complied with or corrected in all material respects.

10. CAPITAL CONTRIBUTIONS. On or before August 31,2002, or within a reasonable time thereafter as agreed by the parties, Company will contribute the land to the Joint Venture and co-venturer will provide the capital necessary to payoff the mortgage on the property held by Wachovia Bank, plus up to $2,000,000 for continuing operations. However, under no circumstances will the capital required exceed $20,000,000.

11. INTERESTS, PROFITS, AND LOSSES. Company shall have a fifty-one percent (51%) interest in the Joint Venture and in the profits and is chargeable with such percentage of the losses of the Joint Venture. Co-Venturer shall have a forty-nine percent (49%) interest in the Joint Venture and in the profits and is chargeable with such percentage of the losses of the Joint Venture.

12. DEVELOPMENT AND OPERAT1NG RESPONSIBILITIES.

a. FINANCING: Company and Co-Venturer will work together to secure any construction financing required for the joint venture. Each will guarantee its pro-rata interest with the construction lender as needed to secure the construction loan. When the Joint Venture refinances into a permanent loan, any proceeds pulled out of the project after the construction debt payoff shall be split been the parties based on their respective owners.

b. MANAGEMENT SERVICES: Company shall provide ongoing management services in regards to the Development Parcels at a management fee to be agreed to by the parties.

c.  CONSTRUCTION: Contractor to be mutually agreed upon by both parties.

13. MANAGEMENT.

a.  Company will act as the manager (the "Manager') of the Joint Venture.

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b.  The Manager will have full power and authority to conduct and manage the business of the Joint Venture and to undertake and implement, on behalf of the Joint Venture. All decisions will be implemented as approved by Company and Co-Venturer.

c. The Manager will devote such time and attention to the business of the Joint Venture as is reasonably necessary to accomplish the purposes of the Joint Venture

d. The Manager will collect all sums payable to the Joint Venture and will distribute such amounts, after expenses of the Joint Venture, to the parties in accordance with their respective interests in the Joint Venture.

e. The Manager will maintain complete and accurate current books of account for the Joint Venture. Such books of account must be kept in accordance with generally accepted accounting principles and practices. Both Company and Co-Venturer shall at all reasonable times have access to, and may inspect and make copies of, such books of account and all other books and records of the Joint Venture and the Manager. At the request of either party, an audit of the accounts of the Joint Venture will be annually made by independent certified public accountants selected by both Company and Co-Venturer, and their report is to be furnished to both parties.

f. Within one hundred twenty (120) days after the close of each fiscal year, the Manager will cause to be prepared by the Joint Venture's accountants and furnished to both parties the following:

A balance sheet of the Joint Ventuer as of the end of the fiscal year and a related statement of income or loss for the Joint Venture for such fiscal year that, if requested by either party, shall be certified by such accountants.

ii. A statement setting forth in reasonable detail each venturer's share of the income or loss of the Joint Venture for such fiscal year.

iii. Such other information as may be reasonably necessary in order to enable both Company and Co-Venturer to prepare their tax returns.

14. DISTRIBUTIONS OF INCOME. After the end of each calendar quarter, any funds that Company and Co-Venturer determine are not required for the payment of the Joint Venture's obligations or for the purposes of the Joint Venture will be distributed in accordance with the parties' respective interest in the Joint Venture.

15. BANK ACCOUNTS. All sums received and all other funds of the Joint Venture will be deposited in the joint names of Company and Co-Venturer in such bank accounts as both Company and Co-Venturer designate from time to time, and withdrawals from such accounts may be made upon the signature of such persons or persons as both Company and Co-Venturer shall from time to time designate.

16. TRANSFERS OF INTEREST IN THE JOINT VENTURE. Neither party may, without the prior written consent of the other party, sell, assign, or transfer in any way, or mortgage, hypothecate, or otherwise encumber either of their respective interests in the Joint Venture, any attempted action in violation of this provision will null and void.

17. LIQUIDATION.

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a.  On termination of this Agreement, all assets of the Joint Venture must be liquidated as quickly as practicable1 but in a manner that minimizes losses occurring in such liquidation. Company and/or Co- Venturer may bid for and purchase any of the assets of the Joint Venture.

b. The proceeds of the liquidation are to be applied in the following order of priority:

  (i)  Payment of the expenses of the liquidation;
 (ii) Payment of all other debts and obligations of the Joint Venture, and the creation of a reserve for any contingent liabilities of the Joint Venture;
 (iii) Payment to Company and Co-Venturer, pro rata, of their capital contributions to the Joint Venture; and
  (iv) Payment of the balance, if any, to Company and Co-Venturer in accordance with their respective interests in the Joint Venture.

18. BUY-SELL OPTION:

      a. Option: At any time following the third (3rd) anniversary of this Agreement, either joint venturer shall have the right to offer to the other joint venturer a Buy- Sell Option in accordance with this Section

      b. Notice of the option shall be given in writing to the address shown hereon, or such other address as the giving joint venturer shall be aware of; said notice to be sufficient when deposited in the United States Mail, Postage Prepaid, addressed to the other joint venturer, Certified Mail, Return Receipt Requested, or by commercial courier. The notice shall set forth the specific price the noticing joint-venturer will either buy or sell for the terms of such offer (whether all cash, cash above the mortgage, or involving the selling joint venturer carrying a note) and if the selling joint venturer is required to carry a note, the specific amount, term, interest rate, frequency of payment and security to be given for such note. Additionally, said notice shall include a cashier's or bank certified check for ten percent (10%) of the purchase price offered, payable to the order of the title company of the noticing joint venturer's choice, as an earnest money deposit against the purchase price offered. The notice of Buy-Sell Option must also be accompanied by a contract, setting forth the exact terms of the Buy-Sell offer and with the name of the buyer and seller left blank.

      c. Receipt of Buy-Sell Notice: Upon receipt of have sixty (60) days from the date thereof in which to accept the tendered contract unconditionally, in which event closing shall fall ninety (90) days after the date of such notice, or to complete such contract showing himself as purchaser and the noticing joint venturer as seller, to sign the same and return a copy to the noticing joint venturer so notifying the noticing joint venturer of his intention to purchase in accordance with the terms and conditions thereof. In the event the joint venturer receiving the original notice elects to sell in accordance with the terms, he shall simply complete the contract, showing himself as seller and the noticing joint venturer as purchaser, and deliver it to the title company along with the good faith deposit provided by the noticing joint venturer. Should he elect to buy, he shall deliver a copy of the executed Contract to the title company along with a cashier's or bank certified check equal to the amount tendered by the noticing joint venturer as a good faith deposit.

      d. Default: In the event that either party fails to close the contract once it is fully executed, then the other party may sue for damages or specific performance. In the event that a joint venturer receiving notice of Buy-Sell Option as provided herein, fails to either accept the offer or to offer to purchase on the same terms and conditions within the sixty (60) day period from the date of said notice, then, in that event, the offering joint venturer is entitled to, but not obligated to proceed with his purchase of the other joint venturer's interest with closing to follow within ninety
    (90) days after the original offer date, this Agreement shall be sufficient evidence of his option to do so.

      e. Examination of Books and Records: A joint venturer receiving notice of a Buy-Sell Option as provided herein shall be entitled to immediately have the books and records of the joint venture examined by an independent accounting firm of his choice and to make whatever examinations of the Venture Property he deems desirable. Said examinations shall be made at his sole expense.

19. INTEGRATION: GOVERNING LAW. This Agreement merges and supersedes all prior agreements between the parties hereto, arid shall be governed by, and construed in accordance with, the laws of the State of South Carolina.

20. SURVIVAL. All the representations and covenants contained in this Agreement will survive the termination of this Agreement.

21. AMENDMENTS. No modification, amendment, or waiver of any provision of this Agreement, or consent to any departure by either party therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party.

22. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

23. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

24. LETTER OF INTENT. This joint venture is subject to the terms mentioned in all of the paragraphs above, as well as Creative Holdings' letter of intent to Silver Carolina dated June 14,2002.

In WITNESS WHEREOF, the parties have executed this Joint Venture Agreement under seal effective the date first written above.



-------------------------                     ----------------------------
Samuel W. Puglia                              John W. Gandy
Managing Member                               President
Silver Carolina Development Company, LLC      Creative Holdings, Inc.